                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    Hollywood Entertainment, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                      HOLLYWOOD ENTERTAINMENT CORPORATION
                             9275 S.W. Peyton Lane
                           Wilsonville, Oregon 97070

               NOTICE OF THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 2000

TO THE SHAREHOLDERS OF HOLLYWOOD ENTERTAINMENT CORPORATION:

      The Annual Meeting of the Shareholders of Hollywood Entertainment Corporation, an Oregon corporation, will be held at 9:00 a.m., Pacific Time, on May 25, 2000 at the Riverplace Hotel, 1510 Southwest Harbor Way, Portland, Oregon 97201 for the following purposes:

     1. Electing directors to serve for the following year and until their successors are elected; and

     2. Transacting any other business that properly comes before the meeting.

      Only shareholders of record at the close of business on April 24, 2000 will be entitled to vote at the Annual Meeting. EVEN IF YOU PLAN TO ATTEND IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE AT YOUR EARLIEST CONVENIENCE. You may attend the meeting in person even if you send in your proxy; retention of the proxy is not necessary for admission to or identification at the meeting.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  Donald J. Ekman
                                  SENIOR VICE PRESIDENT,
                                  GENERAL COUNSEL AND SECRETARY

Wilsonville, Oregon
April 27, 2000

                      HOLLYWOOD ENTERTAINMENT CORPORATION

                             9275 S.W. PEYTON LANE
                           WILSONVILLE, OREGON 97070
                                 (503) 570-1600

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                     -----

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Hollywood Entertainment Corporation, an Oregon Corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at the Riverplace Hotel, 1510 Southwest Harbor Way, Portland, Oregon 97201 on May 25, 2000 at 9:00 a.m. Pacific Time, and any adjournment thereof. The approximate date on which this proxy statement and the accompanying proxy card are being mailed to the Company's shareholders is April 27, 2000.

      UPON WRITTEN REQUEST TO DONALD J. EKMAN, SENIOR VICE PRESIDENT AND GENERAL COUNSEL, ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT WILL BE PROVIDED, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K. THE REPORT CAN ALSO BE ACCESSED THROUGH THE INTERNET WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT HTTP://WWW.SEC.GOV.

RECORD DATE

      Only shareholders of record at the close of business on April 24, 2000 (the "Record Date") are entitled to notice of, and to vote at, the meeting.

SHARES OUTSTANDING AND VOTING RIGHTS

      At the close of business on the Record Date, the Company had 46,145,892 shares of Common Stock ("Common Stock") outstanding. Each share of Common Stock issued and outstanding is entitled to one vote in each matter properly presented at the Annual Meeting. There are no cumulative voting rights.

PROXY PROCEDURE

      When a proxy card in the form accompanying this proxy statement is properly executed and returned, the shares represented will be voted at the meeting in accordance with the instructions specified in the proxy. If no instructions are specified, the shares will be voted FOR Proposal 1, Nomination and Election of Board of Directors, in the accompanying Notice of Annual Meeting of Shareholders, and these votes will be counted toward determining a quorum. Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. A shareholder may revoke a proxy by (i) written notice of revocation to the Secretary of the Company at the above address; (ii) a later-dated proxy received by the Company; or
(iii) attending the meeting and voting in person. Attendance at the meeting will not by itself revoke a proxy.

      Shares of Common Stock represented in person or by proxy at the Annual Meeting (including abstentions and broker non-votes) will be tabulated by the inspector of election appointed for the meeting and will be counted in determining whether a quorum is present.

      Solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, fax or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for these services. Costs of any solicitation will be borne by the Company.

     PROPOSAL 1: NOMINATION AND ELECTION OF BOARD OF DIRECTORS

NOMINEES

      The nominees for election as directors are Mark J. Wattles, Scott A. Beck, William P. Zebe and Donald J. Ekman, each of whom is now a director. The directors elected at the 2000 Annual Meeting will serve until the Annual Meeting of Shareholders in 2001 and until their successors are elected and qualified.

      Unless authority to vote for a director or directors is withheld, the accompanying proxy, if properly executed and returned, will be voted for the election of the director nominees named below. If any nominee is unable or unwilling to serve as a director, proxies may be voted for substitute nominees. If a quorum of shareholders is present at the Annual Meeting, the four nominees for election as directors who receive the greatest number of votes cast at the meeting will be elected directors. Abstentions and broker non-votes will have no effect on the results of the vote. The following table briefly describes the Company's nominees for directors.

             BIOGRAPHICAL INFORMATION REGARDING DIRECTORS/NOMINEES

          NAME               AGE                     POSITION
-------------------------  --------   ---------------------------------------
Mark J. Wattles (1)(2)(3)     39      Chairman of the Board and Chief
                                      Executive Officer

Scott A. Beck (1)(2)          41      Director

William P. Zebe (1)(2)(3)     41      Director

Donald J. Ekman (3)           48      Senior Vice President, General Counsel,
                                      Secretary, and Director

--------------------

(1)   Member of the Compensation Committee.

(2)   Member of the Audit Committee.

(3)   Member of the Real Estate Committee

      MARK J. WATTLES founded the Company in June 1988 and has served as Chairman of the Board and Chief Executive Officer since that time and was the President of the Company until September 1997. Mr. Wattles has been an owner and operator in the video rental industry since 1985. He has been a participant and key speaker in several entertainment industry panels and conferences and currently serves as a member of the Video Software Dealers Association (VSDA) Board of Directors.

      SCOTT A. BECK became a director of the Company in February 1998. He was Vice Chairman of the Board of Blockbuster from September 1989 until his retirement in January 1992 and Chief Operating Officer of Blockbuster from September 1989 to January 1991. Mr. Beck was a Chairman or Co-Chairman of the Board and Chief Executive Officer or President of Boston Chicken, Inc. from
June 1992 until May 1998. Boston Chicken, Inc. filed for bankruptcy on
October 5, 1998. Mr. Beck served as Chairman of the Board of Einstein/Noah Bagel Corp. from July 1996 until May 1998 and served as a director from March 1995 until May 1998.

      WILLIAM P. ZEBE became a director of the Company in July 1998. Mr. Zebe is the President and principal shareholder of Bardo Equities LLC, a real estate development company. Mr. Zebe joined the Company as National Vice President of Real Estate in May 1994 and served as Senior Vice President of Development from January 1996 to June 1998. Mr. Zebe previously worked from June 1993 to
April 1994 as the Real Estate Manager for the Western Zone for Blockbuster Video, Blockbuster Music and Blockbuster franchisee-owned Discovery Zone. From 1992 to May 1993 Mr. Zebe was a Real Estate Representative for Blockbuster.

      DONALD J. EKMAN became a director of the Company in July 1993, became Vice President and General Counsel in March 1994 and was appointed a Senior Vice President in May 1996. Mr. Ekman was a partner in Ekman & Bowersox from
January 1992 until March 1994, and from August 1990 until December 1991 he practiced law with Foster Pepper & Shefelman.

                               BOARD OF DIRECTORS

      Directors are elected at the Annual Meeting of Shareholders; vacancies resulting from an increase in the size of the Board may be filled by the Board of Directors or by the shareholders. Directors hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

MEETINGS AND STANDING COMMITTEES OF THE BOARD OF DIRECTORS

      During 1999 the Board of Directors held six meetings and took six actions by unanimous consent in lieu of meeting. Each incumbent director attended 100% of the aggregate number of meetings of Board of Directors and the meetings of committees of which he was a member.

      The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Real Estate Committee.

      The Audit Committee consists of Messrs. Beck, Zebe and Wattles. The Audit Committee has the power to oversee the retention, performance and compensation of the independent public accountants for the Company, and establishment and oversight of such systems of internal accounting and auditing control as it deems appropriate. The Audit Committee held two meetings during 1999.

      The Compensation Committee consists of Messrs. Beck, Zebe and Wattles. The Compensation Committee reviews the Company's compensation philosophy and programs, exercises authority with respect to the payment of salaries and incentive compensation to directors and executive officers. The Compensation Committee held two meeting during 1999.

      The Real Estate Committee consists of Messrs. Zebe, Wattles and Ekman. The Real Estate Committee was created with authority to provide direction on real estate lease sites. During 1999 the Real Estate Committee held one meeting.

DIRECTORS' COMPENSATION

      Directors who are not officers receive no compensation for serving on the Board of Directors other than reimbursement for reasonable expenses incurred in attending meetings.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership as of December 31, 1999 of the Company's Common Stock by
(i) each person known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director and named executive officer of the Company, and
(iii) all executive officers and directors as a group. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                         NO. OF SHARES          PERCENTAGE
               NAME                    BENEFICIALLY OWNED       OF SHARES
---------------------------------- --------------------------   ----------
Mark J. Wattles (1) ..............      11,164,600      (2)        24.1%

Donald J. Ekman ..................         115,800      (2)            *

Jeffrey B. Yapp ..................         219,834      (2)            *

David Martin .....................          55,000      (2)            *

William P. Zebe ..................          71,000      (2)            *

Scott A. Beck ....................       1,922,613                  4.1%

CMGI, Inc. .......................       2,327,934      (3)         5.1%
 82 Devonshire St.
 Boston, MA 02109

CMG@Ventures II, LLC. ............       2,429,729      (3)         5.3%
 100 Brickstone Square
 Andover, MA 01810

Legg Mason, Inc. .................       2,699,600      (3)         5.8%
 111 South Calvert Street
 Baltimore, MD 21202

All directors and executive
 officers as a group
 (6 persons)......................      13,568,847      (2)        29.4%

--------------------

*     Less than 1%.

(1) Address of beneficial holder is 9275 S.W. Peyton Lane, Wilsonville, Oregon 97070.

(2) Includes the following shares that may by acquired within 60 days after December 31, 1999 pursuant to the exercise of options: Mr. Wattles, 520,000 shares; Mr. Ekman, 97,000 shares; Mr. Yapp, 218,334 shares; Mr. Zebe 71,000 shares; Mr. Martin 45,000 and all directors and officers as a group, 951,334 shares.

(3)   Based solely on information provided as of December 31, 1999 in a
     Schedule 13G filed by the shareholder.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth information as to the compensation paid or accrued in the last three years to the Chief Executive Officer and each of the four other most highly compensated executive officers for the year ended December 31, 1999.

                                                                       SECURITIES
                                                 ANNUAL                UNDERLYING
    NAME AND PRINCIPAL POSITION       YEAR       SALARY     BONUS      OPTIONS
    ---------------------------       ----       ------     -----      ----------
Mark J. Wattles                         1997     $  8,372   $100,000    500,000
  Chairman of the Board and             1998(1)  $ 27,592               500,000
  Chief Executive Officer               1999(2)                         500,000

Donald J. Ekman                         1997     $195,810   $ 48,209
  Senior Vice President,                1998(3)  $203,121   $134,904     60,000
  General Counsel, Secretary            1999(4)  $204,404
  and Director

Jeffrey B. Yapp                         1997(5)  $136,539   $ 11,712
  President and Chief                   1998(6)  $514,583               527,500
  Operating Officer                     1999(7)  $614,751               175,000

David Martin                            1999(8)  $294,438               200,000
  Chief Financial Officer

--------------------

(1) Annual salary excludes a loan from the Company received by Mr. Wattles on September 11, 1998 in the amount of $2 million, which was repaid in full to the Company on December 7, 1998 together with interest in the amount of $36,809.

(2) Annual salary excludes loans from the Company during 1999 to Mr. Wattles in the amount of $2,325,000.

(3) Annual salary excludes loan from the Company during 1998 to Mr. Ekman in the amount of $55,000.

(4) Annual salary excludes loans from the Company during 1999 to Mr. Ekman in the amount of $85,000.

(5) Annual salary excludes a loan from the Company to Mr. Yapp in connection with his relocation in the amount of $500,000. The loan is non-interest bearing pursuant to provisions of Internal Revenue Code Regulation
     Section 1.7872-5T. Annual salary also excludes moving and relocation expenses in the amount of $53,924 for Mr. Yapp.

(6) Annual salary excludes a loan from the Company to Mr. Yapp in connection with his relocation in the amount of $375,000. The loan is non-interest bearing pursuant to provisions of Internal Revenue Code Regulation
     Section 1.7872-5T. Annual salary also excludes moving and relocation expenses in the amount of $113,422 for Mr. Yapp.

(7) Annual salary excludes loans from the Company during 1999 to Mr. Yapp in the amount of $143,833.

(8)   Mr. Martin joined the Company in 1999.

EMPLOYMENT AGREEMENTS

      Jeffrey Yapp entered into a three-year employment agreement with the Company in August 1997. His base salary for the first year is $500,000; for the second year is $550,000; and for the third year is $600,000. In addition, Mr. Yapp received a grant of options and a loan toward the purchase of a home in Oregon as described herein.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides information regarding all stock options granted in 1999 to the executive officers named in the Summary Compensation
Table:

                                            INDIVIDUAL GRANTS                                POTENTIAL
                       -----------------------------------------------------------        REALIZABLE VALUE
                                        PERCENT OF                                           AT ASSUMED
                          NUMBERS        OPTIONS                                          ANNUAL RATES OF
                         OF SHARES      GRANTED TO       EXERCISE                           STOCK PRICE
                         UNDERLYING     EMPLOYEES         PRICE                       APPRECIATION FOR OPTION
                          OPTIONS       IN FISCAL          PER          EXPIRATION            TERM (2)
NAME                   GRANTED (#)(1)      YEAR      SHARE ($/SHARE)       DATE          5%             10%
----                   --------------      ----      ---------------       ----          --             ---
Mark Wattles               500,000        17.83%          $12.00         08/18/08    $3,307,969      $8,147,686

Jeffrey B. Yapp            175,000         6.24%          $12.00         08/18/08    $1,157,789      $2,851,690

David Martin                25,000         0.89%          $26.25         02/10/08    $  361,809      $  891,153
                           175,000         6.24%          $12.00         08/18/08    $1,157,789      $2,851,690

----------------------

(1) Mr. Wattles' and Mr. Martin's options become exercisable over a period of five years on each anniversary of the grant date. Mr. Yapp's options become exercisable ratably over a period of six years on each anniversary of the grant date.

(2) In accordance with rules of the Securities and Exchange Commission, these amounts are the hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE

      The following table indicates for all executive officers named in the Summary Compensation Table (i) stock options exercised during 1999, including the value realized on the date of exercise, (ii) the number of shares subject to exercisable and unexercisable stock options as of December 31, 1999, and
(iii) the value of "in-the-money" options, which represents the positive spread between the exercise price of existing stock options and the year-end price of the Common Stock:

                                                                NUMBER OF
                                                            SHARES UNDERLYING               VALUE OF
                                                               UNEXERCISED                 UNEXERCISED
                          NUMBER OF                              OPTIONS              IN-THE-MONEY OPTIONS
                            SHARES                          AT FISCAL YEAR END         AT FISCAL YEAR END
                           ACQUIRED          VALUE            (EXERCISABLE/               (EXERCISABLE/
                       ON EXERCISE (#)    REALIZED ($)        UNEXERCISABLE)           UNEXERCISABLE) (1)
                       ----------------   ------------   ------------------------   -------------------------
Mark J. Wattles                0                0          360,000   (exercisable)    $661,900   (exercisable)
                                                         1,200,000 (unexercisable)  $3,687,600 (unexercisable)

Donald J. Ekman                0                0           97,000   (exercisable)    $865,125   (exercisable)
                                                            48,000 (unexercisable)          $0 (unexercisable)

Jeffrey B. Yapp                0                0          218,334   (exercisable)  $1,139,827   (exercisable)
                                                           484,166 (unexercisable)  $2,130,857 (unexercisable)

David Martin                   0                0           40,000   (exercisable)    $200,000   (exercisable)
                               0                0          360,000 (unexercisable)  $1,237,500 (unexercisable)

----------------------

(1)   Based on the last sale price of $14.50 on December 31, 1999.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Mark J. Wattles, Chairman and Chief Executive Officer of the Company, Scott Beck and William P. Zebe were the members of the Compensation Committee during 1999. No committee member participates in committee deliberations or recommendations relating to his own compensation.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

      The Compensation Committee reviews the compensation levels of the Company's executive officers, makes recommendations to the Board of Directors regarding compensation, and during 1999 had authority to grant options and other awards under the Company's Stock Incentive Plans.

COMPENSATION PRINCIPLES

      The Company is committed to providing a competitive compensation program to attract and retain the best people available. The compensation program is intended to:

- Attract and retain key individuals critical to the long-term success of the Company.

- Support a performance-oriented environment in which everyone is working together in pursuit of a common goal.

- Promote ownership in the Company, encouraging long-term growth and profitability and the enhancement of shareholder value.

COMPENSATION ELEMENTS

      The Company's executive compensation program consists of three elements: base salary, annual bonuses, and stock options.

      Base Salary. Although not based on any formal survey data, the Company sets base salaries for executive officers near what it perceives to be the middle range of compensation levels for comparable positions in comparable companies. Subjective judgements regarding the impact the individual has on the Company, the skills and experience required by the job and the performance of the individual are key factors in determining base salary levels.

      Bonuses. Annual cash bonuses have been paid in the past and may be paid in the future to reward executive officers for Company and individual performance during the year.

      Stock Options. Stock options are the principal performance-based element of the Company's executive compensation program. The Company believes stock options provide significant compensation based on Company performance as reflected in the stock price, create a valuable retention device through standard five-year vesting schedules, and help align the interests of officers and shareholders. Option grants have generally been based on levels believed to provide appropriate incentives for each position in the Company.

      Deductibility of Compensation. Section 162 (m) of the Internal Revenue Code of 1986 limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. The levels of salary and bonus generally paid by the Company do not exceed this limit. Under IRS regulations, the $1,000,000 cap on deductibility does not apply to compensation received through the exercise of a nonqualified stock option that meets certain requirements. This option exercise compensation is equal to the excess of the market price at the time of exercise over the option exercise price and, unless limited by Section 162 (m), is generally deductible by the Company. It is the Company's policy generally to grant options that meet the requirements of the IRS regulations.

      Chief Executive Officer Compensation. In August 1999 the outside directors on the Compensation Committee granted Mr. Wattles options to purchase 500,000 shares of common stock that vest at 20% per year over five years from the date of grant. The option exercise price is $12.00 per share, the fair market value on the date of grant. Based on informal market information and judgment, the Company believes Mr. Wattles' compensation package is in the range of compensation for comparable positions comparable companies. Mr. Wattles informed the Board that he did not wish to receive any additional cash compensation for 1999. The outside directors are currently reviewing
Mr. Wattles' 2000 compensation package.

                                 COMPENSATION COMMITTEE FOR 1999
                                               Mark J. Wattles, Chairman
                                               Scott A. Beck
                                               William P. Zebe

                               PERFORMANCE GRAPH

      Set forth below is a line graph comparing the annual percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the Standard and Poor's 500 Stock Index ("S&P 500") and the Standard and Poor's Retail Stores Composite Index ("S&P Retail") for the period commencing on July 16, 1993 (the date of the Company's initial public offering) and ended on December 31, 1999. The graph assumes that $100 was invested in the Company's Common Stock (at the initial public offering price) and each index on July 16, 1993 and that all dividends were reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          HOLLYWOOD ENTERTAINMENT CORPORATION  S&P 500  S&P RETAIL
7/16/93                                   100      100         100
12/31/93                                  257      105         103
12/31/94                                  648      103          92
12/31/95                                  359      138         102
12/31/96                                  793      166         119
12/31/97                                  455      218         170
12/31/98                                1,168      276         272
12/31/99                                  622      330         328

                         INDEPENDENT PUBLIC ACCOUNTANTS

      PricewaterhouseCoopers LLP were the Company's independent accountants for 1999. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions. The representatives are not expected to make any statement but will be afforded an opportunity to make a statement if they desire to do so.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of the Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with, except that Mark
J. Wattles filed an Annual Statement of Changes in Beneficial Ownership late.

                            DISCRETIONARY AUTHORITY

      Although the Notice of Annual Meeting of Shareholders provides for transaction of any other business that properly comes before the meeting, the Board of Directors has no knowledge of any matter to be presented at the meeting other than the matters described in this proxy statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

      For this year's Annual Meeting of shareholders, if notice of a shareholder proposal to be raised at the meeting was received at the principal executive offices of the Company after January 23, 2000, proxy voting on that proposal when and if raised at the Annual Meeting will be subject to the discretionary voting authority of the designated proxy holders. For the 2001 Annual Meeting of shareholders, if notice of a shareholder proposal to be raised at the meeting is received at the principal executive offices of the Company after January 26, 2001, proxy voting on that proposal when and if raised at the Annual Meeting will be subject to the discretionary voting authority of the designated proxy holders.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

      Shareholder proposals to be considered at the Company's 2001 Annual Meeting of Shareholders must be received at the principal executive offices of the Company no later than January 26, 2001. In addition, any shareholder proposal to be considered for inclusion in proxy materials for the 2001 Annual Meeting must be received at the principal executive offices of the Company no later than December 25, 2000. Any shareholder proposal must include the information specified in the Company's Bylaws, and a copy of the relevant provisions of the Bylaws will be provided to any shareholder upon written request to Donald J. Ekman, Senior Vice President and General Counsel of the Company

                                 Donald J. Ekman
                                 SENIOR VICE PRESIDENT,
                                 GENERAL COUNSEL AND SECRETARY

Wilsonville, Oregon
April 27, 2000

                      HOLLYWOOD ENTERTAINMENT CORPORATION

                   9275 SW PEYTON LANE, WILSONVILLE, OR 97070

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

    The undersigned holder of Common Stock of Hollywood Entertainment Corporation, an Oregon corporation (the "Company"), hereby appoints Mark J. Wattles and Donald J. Ekman, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for this undersigned and to vote, as designated below, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held Thursday, May 25, 2000, at 9:00 a.m., Pacific Time, at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, OR 97201-5105, and at any adjournment(s) or postponement(s) thereof.

    The Board of Directors unanimously recommends a vote for proposal 1 below.

1. Election of Mark J. Wattles, William P. Zebe, Scott A. Beck and Donald J. Ekman as director(s) of the Company.

     / / VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any).
     / / VOTE WITHHELD from all nominees.

2. To transact such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 ABOVE AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                               (SEE REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

    The undersigned hereby acknowledges receipt of (i) of the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1998 Annual Report on Form 10-K.

                                              Dated: _____________________, 1999

                                              __________________________________

                                                          Signature

                                              __________________________________

                                                 (Signature if held Jointly)

                                              IMPORTANT: Please sign exactly as
                                              your name appears hereon and mail
                                              in promptly, even if you may plan
                                              to attend the meeting. When shares
                                              are held by joint tenants, both
                                              should sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If a
                                              corporation, please sign in full
                                              corporate name by president or
                                              other authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              persons.

PLEASE MARK, SIGN, AND DATE THIS PROXY CARD AND PROMPTLY RETURN IN THE ENVELOPE
                                   PROVIDED.
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.